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                                                                    Exhibit 10.5


                                                ___________, 2005

Ad.Venture Partners, Inc.
18 W. 18th Street, 11th Floor
New York, New York  10011


      Re:   Ad.Venture Partners, Inc. Initial Public Offering - Letter Agreement

Dear Ladies and Gentlemen:

      This letter is being delivered to you in accordance with the Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Ad.Venture Partners, Inc., a Delaware corporation (the "COMPANY"), and Wedbush Morgan Securities Inc., as Representative (the "REPRESENTATIVE") of the several Underwriters named in Schedule I thereto (the "UNDERWRITERS"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), and two warrants, each of which are exercisable for one share of Common Stock (each, a "WARRANT"). The capitalized terms set forth on Schedule 1 attached hereto are hereby incorporated by reference herein.

      In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned shall vote all Insider Shares owned by such person in accordance with the majority of the votes cast with respect to IPO Shares by the holders thereof.

2. If a Transaction Failure occurs, the undersigned shall take all reasonable actions within such person's power to cause (i) the Trust Fund to be liquidated and distributed to the holders of the IPO Shares as soon as practicable and in any event no later than the Termination Date, and (ii) the Company to dissolve and liquidate as soon as practicable (the earliest date on which the conditions in clauses (i) and (ii) are both satisfied being the "LIQUIDATION DATE").(1) The undersigned hereby waives any and all right, title, interest or claim of any kind ("CLAIM") in or to any distribution of the Trust Fund with respect to such person's Insider Shares, but only such Insider Shares and not with respect to any IPO Shares acquired by the undersigned, and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and agrees not to seek recourse for any Claim against the Trust Fund for any reason whatsoever. The undersigned hereby agrees that the Company

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1     To be included in the Letter Agreements with all Officers and Directors of the Company.


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shall be entitled to a reimbursement from the undersigned for any distribution of the Trust Fund received by the undersigned in respect to such person's Insider Shares.

3. The undersigned agrees to indemnify and hold harmless the Company, jointly and severally with [___________], against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) actually incurred by the Company as a result or arising out of any claim by any vendor that is owed money by the Company for services rendered or products sold, in each case, to the Company, or by any target business with which the Company has entered into a written letter of intent, confidentiality or non-disclosure agreement or other written agreement, provided, however, that the amount of such indemnification shall be limited only to the amount by which such losses, liabilities, claims, damages or expenses actually reduce the amount of funds in the Trust Fund.(2)

4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire all or substantially all of the outstanding equity securities of, or otherwise acquire (through merger, capital stock exchange, asset acquisition or other business combination), an operating business in the technology, media or telecommunications industries, until the earlier of the consummation by the Company of a Business Combination, the distribution of the Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company; provided, however, that the presentation of such opportunities to the Company shall in each case be subject to any fiduciary obligation of the undersigned's arising from a fiduciary relationship established prior to the undersigned's fiduciary relationship with the Company.(3)

5. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm that is a member of the National Association of Securities Dealers, Inc. that the business combination is fair to the Company's stockholders from a financial perspective.(4)

6. The undersigned shall not, and shall cause the members of such person's Immediate Family and the affiliates of such person not to, accept any compensation for services rendered to the Company prior to, or in connection with, the Business Combination; provided, that commencing on the effective date of the Registration Statement, eXact Advertising, LLC ("RELATED PARTY") shall be entitled to receive $7,500 per month for general and administrative services, including office space, utilities and secretarial support. The undersigned shall also be entitled to receive reimbursement from the Company for such person's out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination as contemplated in the Prospectus.

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2     Paragraph 3 to be included in the Letter Agreements for each of Messrs.
      Balter and Slasky.

3 Paragraph 4 to be included in the Letter Agreements for all Officers and Directors of the Company.

4 Paragraph 5 to be included in the Letter Agreements for all Officers and Directors of the Company.


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7. The undersigned shall not, and shall cause the members of such person's
Immediate Family and the affiliates of such person not to, accept a finder's fee or any other compensation in the event the undersigned, any member of such person's Immediate Family or any affiliate of such person originates a Business Combination.

8. The undersigned hereby agrees to be [the __________ of the Company][ and ][ a member of the Board of Directors] of the Company until the earlier of (i) the Business Combination Date and (ii) the Liquidation Date.(5)

9. The undersigned represents and warrants that (i) the biographical information furnished to the Company and the Representative and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, (ii) the questionnaires furnished by the undersigned to the Company and the Representative and attached hereto as Exhibit B are true and accurate in all respects, and (iii) the undersigned has full right and power, without violating any agreement (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer) by which the undersigned is bound to enter into this letter agreement and to serve as [ __________ ][ and ][ a member of the Board of Directors] of the Company. The undersigned further represents and warrants that:

      (A) The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction.

      (B) The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and such person is not currently a defendant in any such criminal proceeding.

      (C) The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

      (D) The undersigned consents to being named in the Registration Statement as a[n] [Officer] [Director] [Special Advisor] of the Company.(6)

      The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. The Company and the undersigned acknowledge that the Representative is an intended third party beneficiary of the provisions of this letter agreement. In that regard, the Representative shall have the right in its sole discretion, but not the obligation, to enforce the provisions of this letter agreement. Nothing contained herein shall be deemed to render the Representative (or any of the Underwriters) a representative of, or a fiduciary with respect to, the

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5     Paragraph 8 to be included in the Letter Agreements for all Officers and
      Directors.

6 Paragraph 9 to be included in the Letter Agreements for all Officers, Directors and Special Advisors.


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Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

      This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date and (ii) the Liquidation Date; provided that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

      This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

      No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

            [The Remainder of this Page is Intentionally Left Blank]


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                                           Sincerely,


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


Accepted and agreed:

Ad.Venture Partners, Inc.


By:
   ----------------------------------
Name:  Howard S. Balter
Title: Chief Executive Officer


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                                                                      SCHEDULE 1

                         SUPPLEMENTAL COMMON DEFINITIONS

      UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

      "BUSINESS COMBINATION" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses in the technology, media or telecommunications industries, having, collectively, a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) equal to at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar business combination.

      "BUSINESS COMBINATION DATE" shall mean the date upon which a Business Combination is consummated.

      "EFFECTIVE DATE" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

      "IMMEDIATE FAMILY" shall mean, with respect to any person, such person's spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

      "INDEPENDENT DIRECTORS" shall mean the Company's directors that qualify as "independent" under NASD Rule 4200(a)(15), as amended.

      "INSIDERS" shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company's IPO.

      "INSIDER SHARES" shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Company's IPO. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company's IPO.

      "IPO SHARES" shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.

      "PROSPECTUS" shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

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      "REGISTRATION STATEMENT" shall mean the registration statement filed by the Company on Form S-1 (No. 333-124141) with the SEC on April 18, 2005, and any amendment or supplement thereto, in connection with the Company's IPO.

      "SEC" shall mean the United States Securities and Exchange Commission.

      "TERMINATION DATE" shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date.

      "TRANSACTION FAILURE" shall mean the earlier of (i) the failure to enter into a letter of intent, definitive agreement or agreement in principle with respect to a Business Combination on any day during the eighteen-month period immediately following the Effective Date, and (ii) the failure to consummate a Business Combination on any day during the twenty-four-month period immediately following the Effective Date.

      "TRANSACTION FAILURE DATE" shall mean if a Transaction Failure first occurs as a result of the failure described in clause (i) of the definition of "Transaction Failure", the 18-month anniversary of the Effective Date, and if a Transaction Failure first occurs as a result of the failure described in clause
(ii) of the definition of "Transaction Failure", the second anniversary of the Effective Date.

      "TRUST FUND" shall mean that certain trust account established with Continental Stock Transfer & Trust Company, as trustee, and in which the Company deposited the "funds to be held in trust," as described in the Prospectus.


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                                                                       EXHIBIT A

                                    BIOGRAPHY

                               [ Insert Bio here ]